                                                                ARTHUR ANDERSEN


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-69475 for Hartford Life Insurance Company Separate Account Seven on Form N-4.


Hartford, Connecticut                                   /s/ Arthur Andersen LLP
August 25, 2000